NORWEST SELECT FUNDS

                             ValuGrowthSM Stock Fund


                         Supplement Dated July 19, 1999
                         to Prospectus Dated May 1, 1999


         The portfolio  manager for ValuGrowth  Stock Fund (as described on page
7) was changed effective July 1, 1999. All references in the prospectus to Charles J. Meyer, the portfolio manager of the Fund prior to July 1, 1999, are deleted. The following replaces, in its entirety, the subparagraph entitled "ValuGrowth Stock Fund" under the section entitled "Portfolio Managers" on Page 7:

          ValuGrowth Stock Fund - Kelli K. Hill, associated with Norwest since 1999. Ms. Hill is also a portfolio manager at Wells Capital Management Incorporated, with whom she has been associated since 1989. Ms. Hill is also the Treasurer for the San Francisco Ballet Association
          Encore!, and a board member for Las Casa de les Madres, the largest women's shelter in the San Francisco area.